RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Details) (Designated as a net investment hedge, US$ denominated) In Millions, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CAD	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CAD
Risk management and financial instruments
Debt carrying value	$ 13,400	14,200	$ 11,200	11,100
Debt fair value	$ 15,000	16,000	$ 14,400	14,300